ING PARTNERS, INC.

ING T. Rowe Price Growth Equity Portfolio

(the “Portfolio”)

Supplement dated February 14, 2014

to the Portfolio’s

Adviser Class and Service Class Prospectus,

Initial Class Prospectus and Service 2 Class Prospectus,

each dated April 30, 2013 (“Prospectuses”)

Effective January 16, 2014, Joseph B. Fath replaced P. Robert Bartolo as portfolio manager of the Portfolio.  The Portfolio’s Prospectuses are hereby revised as follows:

1.              The sub-section entitled “Portfolio Management — Portfolio Manager” of the summary section of the Portfolio’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Portfolio Manager

Joseph B. Fath

Portfolio Manager (since 01/14)

2.              The following replaces the sixth paragraph of the sub-section entitled “Management of the Portfolios — T. Rowe Price Associates, Inc.” of the Portfolio’s Prospectuses:

Joseph B. Fath, Vice President and Portfolio Manager, joined T. Rowe Price in 2002 and has 13 years of investment experience. Mr. Fath joined T. Rowe Price as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing U.S. large-cap growth strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE